Exhibit 99.2

Analog Devices Announces Combination with Maxim Integrated, Strengthening Analog Semiconductor Leadership

•	Increased scale and diversification from $8.2 billion[1] revenue portfolio that is positioned to capitalize on key secular growth trends

•	Enhances domain expertise and breadth of engineering capabilities to develop more complete solutions to solve customers’ most complex problems

•	Expected to be accretive to free cash flow at closing and adjusted EPS in 18 months post-close with $275 million of cost synergies by the end of year two

NORWOOD, Mass. and SAN JOSE, Calif. – July 13, 2020 – Analog Devices, Inc. (Nasdaq: ADI) and Maxim Integrated Products, Inc. (Nasdaq: MXIM) today announced that they have entered into a definitive agreement under which ADI will acquire Maxim in an all stock transaction that values the combined enterprise at over $68 billion2. The transaction, which was unanimously approved by the Boards of Directors of both companies, will strengthen ADI as an analog semiconductor leader with increased breadth and scale across multiple attractive end markets.

Under the terms of the agreement, Maxim stockholders will receive 0.630 of a share of ADI common stock for each share of Maxim common stock they hold at the closing of the transaction. Upon closing, current ADI stockholders will own approximately 69 percent of the combined company, while Maxim stockholders will own approximately 31 percent. The transaction is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

“Today’s exciting announcement with Maxim is the next step in ADI’s vision to bridge the physical and digital worlds. ADI and Maxim share a passion for solving our customers’ most complex problems, and with the increased breadth and depth of our combined technology and talent, we will be able to develop more complete, cutting-edge solutions,” said Vincent Roche, President and CEO of ADI. “Maxim is a respected signal processing and power management franchise with a proven technology portfolio and impressive history of empowering design innovation. Together, we are well-positioned to deliver the next wave of semiconductor growth, while engineering a healthier, safer and more sustainable future for all.”

“For over three decades, we have based Maxim on one simple premise – to continually innovate and develop high-performance semiconductor products that empower our customers to invent. I am excited for this next chapter as we continue to push the boundaries of what’s possible, together with ADI. Both companies have strong engineering and technology know-how and innovative cultures. Working together, we will create a stronger leader, delivering outstanding benefits to our customers, employees and shareholders,” said Tunç Doluca, President and CEO of Maxim Integrated.

Upon closing, two Maxim directors will join ADI’s Board of Directors, including Maxim President and CEO, Tunç Doluca.

Compelling Strategic and Financial Rationale

•

Industry Leader with Increased Global Scale: The combination strengthens ADI’s analog semiconductor leadership position with expected revenue of $8.2 billion[1] and free cash flow of $2.7 billion[1] on a pro forma basis. Maxim’s strength in the automotive and data center markets, combined with ADI’s strength across the broad industrial, communications and

[1]	Based on FY19 reported financials for ADI and trailing twelve months ending September 28, 2019 for Maxim.
[2]	Based on share price as of July 10, 2020 fully diluted shares and latest reported net debt.

digital healthcare markets are highly complementary and aligned with key secular growth trends. With respect to power management, Maxim’s applications-focused product offerings complement ADI’s catalog of broad market products.

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Enhanced Domain Expertise & Capabilities: Combining best-in-class technologies will enhance ADI’s depth of domain expertise and engineering capabilities from DC to 100 gigahertz, nanowatts to kilowatts and sensor to cloud, with more than 50,000 products. This will enable the combined company to offer more complete solutions, serve more than 125,000 customers and capture a larger share of a $60 billion total addressable market[3].

•

Shared Passion for Innovation-led Growth: The combination brings together similar cultures focused on talent, innovation and engineering excellence with more than 10,000 engineers and approximately $1.5 billion[1] in annual research and development investment. The combined company will continue to be a destination for the most talented engineers in multiple domains.

•

Earnings Accretion & Cost Savings: This transaction is expected to be accretive to adjusted EPS in 18 months subsequent to closing with $275 million of cost synergies by the end of year two, driven primarily by lower operating expenses and cost of goods sold. Additional cost synergies from manufacturing optimization are expected to be realized by the end of year three subsequent to closing.

•

Strong Financial Position & Cash Flow Generation: ADI expects the combined company to yield a stronger balance sheet, with a pro forma net leverage ratio of approximately 1.2x4. This transaction is also expected to be accretive to free cash flow at close, enabling additional returns to shareholders.

Timing and Approvals

The transaction is expected to close in the summer of 2021, subject to the satisfaction of customary closing conditions, including receipt of U.S. and certain non-U.S. regulatory approvals, and approval by stockholders of both companies.

Advisors

Morgan Stanley served as lead financial advisor to ADI. BofA Securities also served as a financial advisor. Wachtell, Lipton, Rosen & Katz served as legal counsel.

J.P. Morgan served as exclusive financial advisor to Maxim, and Weil, Gotshal & Manges LLP served as legal counsel.

Conference Call and Webcast Information

ADI will host a conference call to discuss the transaction today, beginning at 8:30 am ET. Investors may join via webcast, accessible on the investor relations sections of ADI’s website at investor.analog.com. Investors may also join by telephone (call (800) 859-9560, or (706) 634-7193 for international calls, ten minutes before the call begins and provide the password “ADI”).

[3]	Source: WSTS Semiconductor Forecast for Analog in 2023.
[4]	As reported from most recent quarter end; ADI, May 2, 2020; Maxim, March 28, 2020.

A replay of the conference call will be available approximately two hours after the call concludes and may be accessed for up to two weeks, by dialing 855-859-2056 and entering the conference ID: 3573127.

About Analog Devices

Analog Devices (Nasdaq: ADI) is a leading global high-performance analog technology company dedicated to solving the toughest engineering challenges. We enable our customers to interpret the world around us by intelligently bridging the physical and digital with unmatched technologies that sense, measure, power, connect and interpret. Visit http://www.analog.com.

About Maxim Integrated

Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Forward Looking Statements

This communication relates to a proposed business combination transaction between Analog Devices, Inc. (“ADI”) and Maxim Integrated Products, Inc. (“Maxim”). This communication contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements address a variety of subjects, including, for example, projections as to the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined organization’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, and the anticipated closing date for the proposed transaction. Statements that are not historical facts, including statements about ADI’s and Maxim’s beliefs, plans and expectations, are forward-looking statements. Such statements are based on ADI’s and Maxim’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic scope or product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in ADI’s or Maxim’s estimates of their expected tax rate based on current tax law; ADI’s ability to successfully integrate Maxim’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction and growth prospects of the combined company may not be fully achieved in a timely manner, or at all; adverse results in litigation matters, including the potential for litigation related to the proposed transaction; the risk that ADI or Maxim will be unable to retain and hire key personnel; the risk associated with ADI’s and Maxim’s ability to obtain the approvals of their respective shareholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; uncertainty as to the long-term value of ADI’s common stock; and the diversion of management time on transaction-related matters. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ADI’s and Maxim’s respective periodic reports and other filings with the SEC, including the risk factors contained in ADI’s and Maxim’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither ADI nor Maxim undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, ADI intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of ADI and Maxim and that also constitutes a prospectus of ADI. Each of ADI and Maxim may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that ADI or Maxim may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of ADI and Maxim. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about ADI, Maxim and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ADI will be available free of charge on ADI’s website at http://www.analog.com or by contacting ADI’s Investor Relations Department by email at investor.relations@analog.com or by phone at 781-461-3282. Copies of the documents filed with the SEC by Maxim will be available free of charge on Maxim’s website at investor.maximintegrated.com or by contacting Maxim’s Investor Relations department by phone at 408-601-5697.

Participants in the Solicitation

ADI, Maxim and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ADI, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in ADI’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on January 24, 2020, and ADI’s Annual Report on Form 10-K for the fiscal year ended November 2, 2019, which was filed with the SEC on November 26, 2019. Information about the directors and executive officers of Maxim, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Maxim’s proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on September 27, 2019, and Maxim’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019, which was filed with the SEC on August 21, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ADI or Maxim using the sources indicated above.

(ADI-WEB)

Contacts for ADI

Investor Contact:

Analog Devices, Inc.

Mr. Michael Lucarelli

Sr. Director of Investor Relations

781-461-3282

investor.relations@analog.com

Media Contacts:

Teneo

Ms. Andrea Calise

917-826-3804

andrea.calise@teneo.com

Teneo

Ms. Andrea Duffy

646-984-0240

andrea.duffy@teneo.com

Contact for Maxim

Investor Contact:

Maxim

Ms. Kathy Ta

Vice President, Investor Relations

408-601-5697

kathy.ta@maximintegrated.com